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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       August 16, 2002
                                                --------------------------------

                                XeTel Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-27482                  74-2310781
----------------------------    ---------------     ----------------------------
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)


           2105 Gracy Farms Lane
                 Austin, TX                                     78758
--------------------------------------------------------------------------------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        (512) 435-1000
                                                  ------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURES

         See attached exhibit for the certification of the Chief Executive Officer and Principal Financial Officer of XeTel Corporation pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         The certification attached as an exhibit hereto is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of XeTel Corporation's Quarterly Report on Form 10-Q for the quarter ended June 29, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibit hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibit hereto) will be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   XeTel Corporation
                                        ----------------------------------------
                                                      (Registrant)

        August 16, 2002                        /s/ Angelo DeCaro, Jr.
--------------------------------        ----------------------------------------
            Date                                   Angelo DeCaro, Jr.
                                          President and Chief Executive Officer

* Print name and title of the signing officer under his signature.

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                     EXHIBIT TITLE
------                     -------------
99.1                       Certification of Chief Executive Officer and
                           Principal Financial Officer